Exhibit 23.5




                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
OmniOffices (UK) Limited

We consent to the use of our report incorporated therein by reference and the reference to our firm under the heading "Experts" in the Prospectus and related Registration Statement on Form S-3 of FrontLine Capital Group.

                                                                /s/ KPMG LLP



Atlanta, Georgia
April 4, 2000